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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             _____________________


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                             _____________________


        Date of Report (Date of earliest event reported): March 1, 2001

                           STERLING BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


          Texas                         0-20750               74-2175590
(State or other jurisdiction    (Commission file number)     (IRS employer
     of incorporation)                                    identification no.)


                            15000 Northwest Freeway
                             Houston, Texas  77040
              (Address Of Principal Executive Office and Zip Code)

                                 (713) 466-8300
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

          On March 1, 2001, Sterling Bancshares, Inc. ("Sterling Bancshares") publicly disseminated a press release announcing that it had entered into an Agreement and Plan of Merger (the "Merger Agreement") with Lone Star Bancorporation, Inc. ("Lone Star"), which provides for, and sets forth the terms and conditions of, the merger of Lone Star with and into an acquisition subsidiary to be formed by Sterling Bancshares. As a result of the Merger, Lone Star will become a wholly owned subsidiary of Sterling Bancshares. A copy of Sterling Bancshares' press release announcing the execution of the Merger Agreement is attached hereto as Exhibit 99.1. The press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number              Description of Exhibit
-------             -------------------
 99.1               Press Release dated March 1, 2001.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 1, 2001.                 STERLING BANCSHARES, INC.


                                      By:   /s/ George  Martinez
                                         --------------------------------
                                          George Martinez,
                                          Chairman of the Board and
                                          Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit
Number              Description
-------             ------------
 99.1            Press Release dated March 1, 2001.